Inventories - Schedule of Inventories (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Inventories, gross	$ 126,100	$ 132,225
Less: Excess of current cost over LIFO	(11,930)	(8,158)
Inventories, Net	114,170	124,067
New Recreational Vehicles [Member]
Inventories, gross	89,668	91,152
Pre-owned Recreational Vehicles [Member]
Inventories, gross	31,378	36,642
Parts, Accessories and Other [Member]
Inventories, gross	$ 5,054	$ 4,431